                                                                    EXHIBIT 10.4

                   INTERCREDITOR AND SUBORDINATION AGREEMENT



                           DATED AS OF JUNE 29, 2001



                                     AMONG



                                  BNP PARIBAS,
                            AS ADMINISTRATIVE AGENT,



                                  THE LENDERS,


                       AQUILA ENERGY CAPITAL CORPORATION

                                      AND

                           ATP OIL & GAS CORPORATION

                               TABLE OF CONTENTS
                               -----------------

                                                                                          Page
                                                                                          ----
ARTICLE I             DEFINITIONS.......................................................    2
   Section 1.01.      Terms Defined Above and in the Recitals...........................    2
   Section 1.02.      Credit Agreement Definitions......................................    2
   Section 1.03.      Other Definitions.................................................    2
   Section 1.04.      Singular and Plural...............................................    3
   Section 1.05.      Miscellaneous.....................................................    3

ARTICLE II            PAYMENT AND LIEN PRIORITIES.......................................    4
   Section 2.01.      Agreement to Subordinate..........................................    4
   Section 2.02.      Payment on the Subordinated Liabilities...........................    4
   Section 2.03.      Priority of Liens.................................................    4
   Section 2.04.      Liens of Subordinated Creditor Held to Secure Senior Liabilities..    5

ARTICLE III           ACTIONS OF THE PARTIES; ENFORCEMENT OF PRIORITIES.................    5
   Section 3.01.      Limitation on Certain Actions by the Subordinated Creditor........    5
   Section 3.02.      Change in or Disposition of Subordinated Liabilities..............    6
   Section 3.03.      In Furtherance of Subordination...................................    6
   Section 3.04.      Payments Held in Trust............................................    7
   Section 3.05.      Enforcement of Senior Liens.......................................    7
   Section 3.06.      Releases of Subordinate Liens.....................................    7
   Section 3.07.      Amendment of Subordinated Creditor Documents......................    7
   Section 3.08.      Specific Performance..............................................    7
   Section 3.09.      Legal Opinion.....................................................    8

ARTICLE IV            REPRESENTATIONS AND WARRANTIES....................................    8
   Section 4.01.      Subordinated Creditor's Representations and Warranties............    8
   Section 4.02.      Administrative Agent's and Lenders' Representations and Warranties    8

ARTICLE V             MISCELLANEOUS.....................................................    9
   Section 5.01.      Rights of Subrogation.............................................    9
   Section 5.02.      Final Payment of Senior Liabilities and Basis of Subrogation......    9
   Section 5.03.      Subordination Reference; Further Assurances.......................   10
   Section 5.04.      Defenses Similar to Suretyship Defenses...........................   10
   Section 5.05.      Waiver............................................................   11
   Section 5.06.      Amendments, Etc...................................................   11
   Section 5.07.      Expenses..........................................................   11

   Section 5.08.      Addresses for Notices.............................................   11
   Section 5.09.      No Waiver; Remedies...............................................   12
   Section 5.10.      Continuing Agreement; Transfer of Senior Notes....................   12
   Section 5.11.      Governing Law; Entire Agreement...................................   12
   Section 5.12.      Counterparts......................................................   12
   Section 5.13.      No Third Party Beneficiary........................................   12
   Section 5.14.      Headings..........................................................   12
   Section 5.15.      Severability......................................................   12
   Section 5.16.      Nominee for Perfection of Lien on Stock...........................   12

                   INTERCREDITOR AND SUBORDINATION AGREEMENT
                   -----------------------------------------

     This Intercreditor and Subordination Agreement dated as of June 29, 2001 (this "Agreement") is made by and among BNP PARIBAS (the "Administrative Agent"), the LENDERS (as defined in Recital A below), and AQUILA ENERGY CAPITAL CORPORATION (the "Subordinated Creditor") and ATP OIL & GAS CORPORATION (the "Borrower").

                                R E C I T A L S
                                ---------------

     A. The Borrower, the Administrative Agent, and the lenders party thereto (the "Lenders") have entered into a Credit Agreement dated as of April 27, 2001 (as the same has been or may be from time to time amended, supplemented, restated or otherwise modified, the "Credit Agreement") pursuant to which each Lender has agreed, upon the terms and conditions stated therein, to make loans and extend credit to the Borrower.

     B. To secure the Senior Liabilities (as defined in Section 1.03), the Borrower has granted Liens (as defined in the Credit Agreement) in certain of its assets (together with any assets now or hereafter owned by the Borrower in which a Lien is granted or attaches to secure the Senior Liabilities, the "Collateral") in favor of the Administrative Agent pursuant to security agreements, mortgages, deeds of trust, pledge agreements and collateral assignments (collectively and together with any related financing statements, and any other security agreements, mortgages, deeds of trust, pledges and other collateral assignments or agreements now existing or hereafter executed to secure the Senior Liabilities (as defined in Section 1.03), the "Senior Security Instruments"), which Senior Security Documents encumber, among others, the assets described in those certain mortgages and deeds of trust filed of record as set forth on Schedule I attached hereto.

     C. The Borrower and the Subordinated Creditor have entered into that certain Note Purchase Agreement dated as of June 29, 2001 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Note Purchase Agreement"), pursuant to which the Borrower, in accordance with the provisions thereof, owes or may owe to the Subordinated Creditor up to $34,320,000, plus interest and other fees and costs due thereunder.

     D. As a condition to the Note Purchase Agreement, the Borrower agreed, pursuant to mortgages, deeds of trust, collateral assignments, pledges and security agreements (such documents together with any related financing statements, the "Subordinated Security Instruments"), to grant second priority Liens in the Collateral in favor of the Subordinated Creditor to secure the Subordinated Liabilities (as defined in Section 1.03), and subject to the terms of this Agreement, the Administrative Agent and the Lenders agree to such second priority Liens.

     E. One of the conditions of the Credit Agreement is that the indebtedness, liabilities and obligations of the Borrower to the Lenders under the Credit Agreement and the other Senior Loan Documents (as defined in Section 1.03), and the Liens in the Collateral under the Senior Security Instruments, be senior to the indebtedness, liabilities and obligations of the Borrower to the Subordinated Creditor under the Subordinated Creditor Documents (as defined in Section 1.03), and to the Liens in the Collateral under the Subordinated Security Instruments, all in the manner and to the extent provided in this Agreement.

     F. The Lenders, the Administrative Agent and the Subordinated Creditor desire to enter into this Agreement concerning the various loans, credits and other liabilities (actual or contingent) for which the Borrower is or shall be obligated and the terms on which the Borrower shall pay or repay such obligations, and the respective rights of the Lenders, the Administrative Agent and the Subordinated Creditor with respect to the Collateral.

     G. In order to induce the Lenders and the Administrative Agent to approve the Subordinated Liabilities and the Subordinated Creditor's Liens in the Collateral as set forth in the Subordinated Security Instruments, the Subordinated Creditor has agreed to enter into this Agreement.

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Terms Defined Above and in the Recitals. As used in this Agreement, the terms defined in the opening paragraph hereof and in the above Recitals shall have the meanings given to such terms therein.

     Section 1.02. Credit Agreement Definitions. All capitalized terms which are used but not defined herein shall have the same meaning as in the Credit Agreement.

     Section 1.03. Other Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

     "Creditor Documents" shall mean this Agreement, the Senior Loan Documents and the Subordinated Creditor Documents.

     "Insolvency Proceeding" shall mean any proceeding for the purposes of dissolution, winding up, liquidation, arrangement or reorganization of the Borrower or its successors or assigns, whether in bankruptcy, insolvency, arrangement, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower or its successors or assigns.

     "Lien Priority" shall mean with respect to any Lien of the Administrative Agent, the Lenders or the Subordinated Creditor in the Collateral, the order of priority of such Lien as specified in Section 2.01.

     "Party" shall mean any signatory to this Agreement.

     "Payment Blocking Period" means a period of time which begins on the date that either the Administrative Agent or the Subordinated Creditor shall have given to the other of such Parties written notice (a "Blocking Notice") of the occurrence of a Default (as defined in the Credit Agreement) or an Event of Default (as defined in the Note Purchase Agreement) and shall continue until the earliest of (a) the date all Defaults or Events of Default cease to exist, or have been waived or cured, (b) the Senior Liabilities have been indefeasibly paid in full and the Commitments under the Credit Agreement have been canceled or (c) the date which is 180 days after the date that the Blocking Notice is given, provided that, not more than one such blocking period shall exist in any 360 day period.

     "Payment Priority" shall mean with respect to any of the Senior Liabilities or the Subordinated Liabilities, the order of priority in which such liabilities are to be repaid by the Borrower, as specified in Article 2.

     "Senior Liabilities" shall mean the "Obligations" as defined in the Credit Agreement, including any reasonable costs or expenses incurred by Administrative Agent and the Lenders subsequent to the execution and delivery of this Agreement in connection with the performance and/or enforcement of this Agreement by such party.

     "Senior Loan Documents" shall mean the "Loan Documents", as defined or referred to in the Credit Agreement, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Senior Notes" shall mean the promissory notes executed by the Borrower in favor of the Lenders pursuant to the Credit Agreement.

     "Subordinated Creditor Documents" shall mean the "Transaction Documents", as defined or referred to in the Note Purchase Agreement, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Subordinated Liabilities" shall mean the "Obligations" as defined in the Note Purchase Agreement including any reasonable costs or expenses incurred by Subordinated Creditor subsequent to the execution and delivery of this Agreement in connection with the performance and/or enforcement of this Agreement by such party.

     "Substitute Senior Liens" shall have the meaning set forth in Section 2.04.

     Section 1.04. Singular and Plural. All definitions herein (whether set forth herein directly or by reference to definitions in other documents) shall be equally applicable to both the singular and the plural forms of the terms defined.

     Section 1.05. Miscellaneous. The words "hereof", "herein" or "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Article and section references are to articles and sections of this Agreement unless otherwise specified. The term "including" shall mean "including, without limitation".

                                  ARTICLE II

                          PAYMENT AND LIEN PRIORITIES

     Section 2.01. Agreement to Subordinate. The Parties agree that, except as provided in Section 2.02, the Subordinated Liabilities are and shall be subordinate in right of payment to the prior payment in full of all of the Senior Liabilities. For the purposes of this Agreement, the Senior Liabilities shall not be deemed to have been paid in full until the Lenders shall have received indefeasible payment of the Senior Liabilities in cash and the Commitments under the Credit Agreement have been canceled. The Subordinated Creditor hereby agrees that the Liens of the Subordinated Creditor in the Collateral are and shall be subordinate in priority to the Liens of the Administrative Agent in the Collateral. The subordination of payment and Liens in favor of the Administrative Agent and the Lenders herein shall not be deemed to subordinate the Subordinated Creditor's rights of payment and its Liens to the rights of payment or Liens of any other Person.

     Section 2.02. Payment on the Subordinated Liabilities. The Subordinated Creditor agrees not to ask, demand, sue for, take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner (including from or by way of Collateral), payment of all or any of the Subordinated Liabilities unless and until the Senior Liabilities shall have been indefeasibly paid in full and the Commitments under the Credit Agreement have been canceled, except as permitted by Section 3.01(b); provided, however, that if the Administrative Agent does not do so pursuant to its rights hereunder after ten days' prior written request from the Subordinated Creditor, then the Subordinated Creditor may make such demands or file such claims in respect of the Subordinated Liabilities as may be necessary to prevent the waiver or bar of such claims under applicable statutes of limitations, court orders or rules of procedure, but the Subordinated Creditor shall not take any actions restricted by Article 3 in respect of such claims until the Senior Liabilities are indefeasibly paid in full. Notwithstanding the foregoing, (i) if no Payment Blocking Period is in effect and (ii) if there has been a Payment Blocking Period that has expired and no Default that resulted from non-payment of any Senior Liabilities which existed during such expired Payment Blocking Period is continuing, then the Subordinated Creditor may receive and retain, and the Borrower may pay, scheduled interest payments on the Subordinated Liabilities. Any payments received by the Subordinated Creditor in violation of the preceding sentence are subject to the provisions of Section 3.04.

     Section 2.03. Priority of Liens. Any Lien that the Subordinated Creditor now has or hereafter acquires in the Collateral (whether such Collateral is now owned or hereafter acquired by the Borrower), created as security for the Subordinated Liabilities, is and shall be subordinate and inferior in every respect to any Lien that the Administrative Agent now has or hereafter acquires in the Collateral (whether such Collateral is now owned or hereafter acquired by the Borrower), created as security for the Senior Liabilities. The priorities specified herein with respect to the Liens are applicable irrespective of the time or order of creation, attachment or perfection of the Liens or the time or order of filing of the Senior Security Instruments and the Parties agree among themselves that their respective Liens in the Collateral shall be governed by the Lien Priority, which shall be controlling in the event of any conflict between this Agreement and any of the Creditor Documents.

     Section 2.04. Liens of Subordinated Creditor Held to Secure Senior Liabilities. At any time prior to the indefeasible payment in full of the Senior Liabilities and the cancellation of the Commitments under the Credit Agreement, to the extent the Subordinated Creditor has been granted, and holds, valid Liens in any assets of the Borrower or any Subsidiary in which the Administrative Agent has not been granted a Lien to secure the Senior Liabilities, or for any reason whatsoever, the Lien of the Administrative Agent in any such assets fails to be effective or perfected (collectively, the "Substitute Senior Liens"), any proceeds (net of the costs of obtaining such proceeds, whether by foreclosure, realization or otherwise) obtained by the Subordinated Creditor or any other Person on behalf of the Subordinated Creditor (i) pursuant to an Insolvency Proceeding, (ii) in connection with the foreclosure of or realization upon the Senior Substitute Liens or (iii) otherwise arising out of the assets encumbered by the Senior Substitute Liens shall be paid to the Administrative Agent for application to the Senior Liabilities.

                                  ARTICLE III

               ACTIONS OF THE PARTIES; ENFORCEMENT OF PRIORITIES

     Section 3.01. Limitation on Certain Actions by the Subordinated Creditor. So long as the Senior Liabilities remain unpaid, the Subordinated Creditor (or any other Person acting in behalf of the Subordinated Creditor) will not, without the prior written consent of the Administrative Agent, take any of the following actions:

        (a) Contest in any manner, or bring (or voluntarily join in) any action or proceeding (including an Insolvency Proceeding) for the purpose of contesting the creation, legality, validity, perfection, enforceability, or priority (as herein provided) of, or seeking to avoid, any Lien granted to the Administrative Agent in the Collateral.

        (b) Except after a Payment Blocking Period has been initiated, such Payment Blocking Period has expired while Events of Default are continuing and no new Payment Blocking Period is in effect, initiate, prosecute, or participate in any action or take any other steps to (i) enforce any rights or remedies (under any Subordinated Creditor Document, at law or in equity) against, foreclose, or otherwise realize upon any of the Collateral, (ii) enforce any judgment obtained against the Borrower against any of the Collateral, (iii) commence receivership or foreclosure proceedings against or otherwise sell, collect or dispose of any Collateral or (iv) notify any account debtors to make payment directly to the Subordinated Creditor or any of its agents or other Persons acting on its behalf.

        (c) Commence, or join with any creditor other than the Lenders in commencing, any Insolvency Proceeding.

        (d) Take any action, or request the Borrower to take any action, that is inconsistent with the Lenders' or the Administrative Agent's Liens under the Senior Loan Documents.

        (e) Take any Liens in the Borrower's property not permitted under the Senior Loan Documents or this Agreement.

     Section 3.02. Change in or Disposition of Subordinated Liabilities. The Subordinated Creditor will not:

        (a) Cancel or otherwise discharge any of the Subordinated Liabilities (except upon payment in full of the Senior Liabilities paid to the Lenders as contemplated by Section 2.02) or subordinate any of the Subordinated Liabilities to any indebtedness of the Borrower other than the Senior Liabilities.

        (b) Sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Liabilities unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement.

        (c) Permit the terms of any of the Subordinated Liabilities to be changed in such a manner as to have an adverse effect upon the rights or interests of the Administrative Agent or the Lenders hereunder.

     Section 3.03. In Furtherance of Subordination. The Subordinated Creditor agrees as follows:

        (a) Any distribution of all or any of the assets of the Borrower to creditors of the Borrower (whether in cash, securities or other property) in connection with any Insolvency Proceeding that otherwise would be payable or deliverable upon or with respect to the Subordinated Liabilities shall be paid or delivered directly to the Administrative Agent for application (in the case of cash) to or as collateral (in the case of securities or other non-cash property) for the payment or prepayment of the Senior Liabilities until the Senior Liabilities shall have been paid in full.

        (b) If any Insolvency Proceeding is commenced by or against the
     Borrower:

            (i) The Subordinated Creditor will file all claims and proofs of claims relating to the Subordinated Liabilities not later than 10 days prior to the bar date for filing such claims and proofs of claims. If the Subordinated Creditor fails to file such claim or proof of claim by such date, the Administrative Agent is hereby irrevocably authorized and empowered (as the agent and attorney in fact for the Subordinated Creditor), to file such claims and proofs of claim on behalf of the Subordinated Creditor.

            (ii) If any Plan of Reorganization or other adjustment of debts is subject to a vote of Borrower's creditors, the Subordinated Creditor agrees not to vote its claims in favor of any such Plan or other adjustment of debts that would render this Agreement, or any material provision hereof, unenforceable or otherwise invalidate or nullify this Agreement or any material provision hereof.

     Section 3.04. Payments Held in Trust. All payments or distributions upon or with respect to the Subordinated Liabilities which are received by the Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Lenders, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Liabilities in accordance with the terms of the Credit Agreement.

     Section 3.05. Enforcement of Senior Liens. The Administrative Agent may from time to time in its sole discretion exercise and enforce any or all of its rights, remedies, privileges and powers under the Senior Loan Documents, at law or in equity, as the Administrative Agent or any Lenders in their sole discretion may determine to be necessary or appropriate (including the making of any sale, transfer, or other disposition of all or any portion of the Collateral upon the occurrence of an Event of Default, whether or not in the possession of the Administrative Agent, pursuant to foreclosure proceedings or otherwise, and the collecting and applying towards payment of the Senior Liabilities the proceeds and earnings thereof), in any order and manner the Administrative Agent chooses and without any consent of or notice to, the Subordinated Creditor; provided, that without limiting the foregoing, the Administrative Agent may exhaust its remedies with respect to the Collateral before exercising any such rights, remedies, powers, and privileges with respect to any other security for or guaranty of any Senior Liabilities. The Subordinated Creditor agrees that it shall not interfere with or challenge in any manner the exercise by the Administrative Agent of any such rights, remedies, powers, or privileges, and neither the Administrative Agent nor any of the Lenders shall be accountable or liable to the Subordinated Creditor in any manner as a result of the exercise by the Administrative Agent or the Lenders pursuant to the terms of this Agreement or any of the other Senior Loan Documents, of any such right, remedy, power, or privilege, or the direct or indirect consequences thereof.

     Section 3.06. Releases of Subordinate Liens. Upon an arm's length sale for fair market value of any assets of the Borrower subject to a Lien in favor of the Subordinated Creditor, the Subordinated Creditor agrees to release or cancel its Liens with respect to such assets and, at the expense of the Borrower, shall execute and deliver concurrently with the consummation of such sale such instruments of release or cancellation as may be appropriate.

     Section 3.07. Amendment of Subordinated Creditor Documents. Without the prior written consent of the Administrative Agent, the Subordinated Creditor and the Borrower will not amend, supplement, restate or otherwise modify any of the Subordinated Creditor Documents in any manner that could reasonably be expected to adversely effect the Lenders.

     Section 3.08. Specific Performance. The Administrative Agent is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated

Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

     Section 3.09. Legal Opinion. The Subordinated Creditor shall deliver an opinion of Porter & Hedges, L.L.P., counsel to the Subordinated Creditor, addressing such matters as may reasonably be requested by the Administrative Agent.

                                  ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.01. Subordinated Creditor's Representations and Warranties. The Subordinated Creditor hereby represents and warrants that as of the date of this
Agreement:

        (a) the Subordinated Creditor owns the Subordinated Liabilities free and clear of any Lien;

        (b) there exists no default in respect of any Subordinated Liabilities;

        (c) it has all requisite corporate power and authority to enter into this Agreement;

        (d) the execution, delivery, and performance by it of this Agreement have been duly authorized by all necessary action on its part and, to the knowledge of the Subordinated Creditor, do not and will not violate any provision of any law or any governmental rule or regulation applicable to it, its charter documents or bylaws or any order, judgment, or decree of any court or other agency of government binding on it; and

        (e) this Agreement constitutes its valid, binding and enforceable obligations, enforceable against it in accordance with the terms hereof, except to the extent such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

     Section 4.02. Administrative Agent's and Lenders' Representations and Warranties. Each of the Administrative Agent and the Lenders hereby represents and warrants that as of the date of this Agreement:

        (a)  the Lenders own the Senior Liabilities free and clear of any Lien;

        (b)  there exists no default in respect of any Senior Liabilities;

        (c) it has all requisite corporate power and authority to enter into this Agreement;

        (d) the execution, delivery, and performance by it of this Agreement have been duly authorized by all necessary action on its part and, to its knowledge do not and will not violate any provision of any law or any governmental rule or regulation applicable to it, its charter documents or bylaws or any order, judgment, or decree of any court or other agency of government binding on it; and

        (e) this Agreement constitutes its valid, binding and enforceable obligations, enforceable against it in accordance with the terms hereof, except to the extent such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

                                   ARTICLE V

                                 MISCELLANEOUS

     Section 5.01. Rights of Subrogation. The Subordinated Creditor agrees that no payment or distribution to the Administrative Agent or the Lenders pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Liabilities shall have been indefeasibly paid in full and the Commitments under the Credit Agreement have been canceled.

     Section 5.02. Final Payment of Senior Liabilities and Basis of Subrogation. Borrower, Administrative Agent, the Lenders and the Subordinated Creditor agree that where the phrases "indefeasible payment in full of the Senior Liabilities" or "Senior Liabilities shall have been indefeasibly paid in full," or words to that effect are used in this Agreement, it means that: (a) the Administrative Agent and the Lenders have received, in the aggregate, payment of amounts, either directly from the Borrower, through foreclosure of liens and/or security interests on the Collateral, and/or from payments made by the Subordinated Creditor pursuant to this Agreement that are sufficient to have fully repaid the amount of the Senior Liabilities, (b) that the Lenders and the Administrative Agent are indefeasibly entitled to retain all such payments, and (c) that the Lenders' Commitment to advance any funds to the Borrower that would constitute Senior Liabilities has been terminated or cancelled. Upon indefeasible payment in full of the Senior Liabilities, to the extent that any such payment received by the Administrative Agent and/or the Lenders was made or turned over by the Subordinated Creditor pursuant to this Agreement and/or was derived from foreclosure pursuant to any of the Subordinated Security Documents (collectively the "Transferred Payments"), the aggregate amount of any such Transferred Payments shall, at the option of the Subordinated Creditor, be deemed to constitute either unpaid Subordinated Liabilities for which the Subordinated Creditor may pursue its rights and remedies with respect to such Subordinated Liabilities and the related Subordinated Security Documents, or alternatively, unpaid Senior Liabilities with respect to which the Subordinated Creditor may exercise its subrogation rights pursuant to Section 5.01 to pursue the rights and remedies of the Administrative Agent and the other Lenders with respect to such unpaid Senior Liabilities and the Senior Security Instruments securing same.

     Section 5.03. Subordination Reference; Further Assurances. The Subordinated Creditor will cause each Subordinated Creditor Document or instrument evidencing the Subordinated Liabilities to reference this Agreement or otherwise be endorsed with substantially the following legend:

          "The indebtedness, liabilities and obligations described herein or evidenced hereby are subordinated to the prior payment in full of the Senior Liabilities (as defined in the Intercreditor and Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Intercreditor and Subordination Agreement dated as of June 29, 2001 among BNP Paribas, the Lenders, Aquila Energy Capital Corporation and ATP Oil & Gas Corporation."

The Subordinated Creditor will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any the Subordinated Liabilities which are not evidenced by any instrument, upon the Administrative Agent's request cause such the Subordinated Liabilities to be evidenced by an appropriate instrument or instruments endorsed with the above legend. The Subordinated Creditor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent and the Lenders to exercise and enforce their rights and remedies hereunder and under any Senior Loan Document.

     Section 5.04. Defenses Similar to Suretyship Defenses. All rights and interests of the Administrative Agent and the Lenders hereunder, and all agreements and obligations of the Subordinated Creditor under this Agreement, shall remain in full force and effect irrespective of:

        (a) Any lack of validity or enforceability of the Credit Agreement or any other Senior Loan Document.

        (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Liabilities, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any other Senior Loan Document.

        (c) Any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Liabilities.

        (d) Any failure, omission, delay or lack on the part of the Administrative Agent or the Lenders to enforce, assert or exercise any right, power or remedy conferred on any of them in any of the Senior Loan Documents or this Agreement or the inability of the Administrative Agent or the Lenders to enforce any provision of the Senior Loan Documents or this Agreement.

        (e) The failure of the Administrative Agent to give notice to the Subordinated Creditor of a Default or of any act or omission of the Borrower in regard to the Senior Loan Documents.

        (f) Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Senior Liabilities or the Subordinated Creditor in respect of this Agreement.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Liabilities is rescinded or must otherwise be returned by the Administrative Agent or any of the Lenders upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     Section 5.05.  Waiver.

        (a) With Respect to Senior Liabilities and Collateral. The Subordinated Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Liabilities and this Agreement and any requirement that the Administrative Agent or the Lenders protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral.

        (b) Rights of Set-Off. Until the Senior Liabilities have been indefeasibly paid in full and the Commitments under the Credit Agreement have been canceled, the Subordinated Creditor hereby waives, and agrees not to exercise, any rights of set-off, counterclaim or other similar rights that it may have against the Borrower for any amounts owed by the Borrower to the Subordinated Creditor, whether such amounts arise pursuant to a Subordinated Creditor Document or otherwise.

     Section 5.06. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Subordinated Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 5.07. Expenses. The Subordinated Creditor agrees to pay, upon demand, to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Administrative Agent or the Lenders may incur in connection with the contested exercise or enforcement of any of its rights or interests hereunder.

     Section 5.08. Addresses for Notices. All demands, notices and other communications provided for hereunder shall be in writing and, mailed or sent by facsimile or delivered to the address, as set forth below such parties' signature on the signature pages of this Agreement, or as to any party at such other address or facsimile number as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. All such demands, notices and other communications shall be effective, when mailed, two business days after deposit in the mails, postage prepaid, when sent by facsimile, when receipt is acknowledged by the receiving equipment (or at the opening of the next business day if receipt is after normal business hours), or when delivered, as the case may be, addressed as aforesaid.

     Section 5.09. No Waiver; Remedies. No failure on the part of the Administrative Agent or the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 5.10. Continuing Agreement; Transfer of Senior Notes. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Senior Liabilities shall have been paid in full, (ii) be binding upon the Subordinated Creditor and its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Administrative Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any of the Lenders may assign or otherwise transfer its Senior Note and rights and obligations under the Senior Loan Documents, to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise.

     Section 5.11. Governing Law; Entire Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     Section 5.12. Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof; each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

     Section 5.13. No Third Party Beneficiary. This Agreement is solely for the benefit of the Parties (and their permitted assignees). No other Person shall be deemed to be a third party beneficiary of this Agreement.

     Section 5.14. Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 5.15. Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Payment Priority or Lien Priority set forth in this Agreement.

     Section 5.16. Nominee for Perfection of Lien on Stock. The Administrative Agent holds in its possession .65 shares of the common stock of ATP Oil & Gas
(UK) Limited (the "Pledged Shares") to perfect its security interest in such Pledged Shares. Administrative Agent agrees, subject to all of its rights and all of Subordinated Creditor's obligations under this Agreement, that it also holds such Pledged Shares as nominee on behalf of Subordinated Creditor to perfect Subordinated Creditor's security interest in such Pledged Shares, subject to the Lien Property.

                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the Lenders, the Administrative Agent and the Subordinated Creditor each has caused this Agreement to be duly executed and delivered as of the date first above written.

                            ADMINISTRATIVE AGENT:

WITNESSES:                  BNP PARIBAS, INDIVIDUALLY AND
                            AS ADMINISTRATIVE AGENT




                            By:    /s/Betsy Jocher
------------------------       --------------------------------------------
Printed Name:               Name:  Betsy Jocher
                            Title: Vice President


                            By:    /s/ Larry Robinson
------------------------       --------------------------------------------
Printed Name:               Name:  Larry Robinson
                            Title: Vice President

                            Address for Notices:
                            1200 Smith Street, Suite 3100
                            Houston, Texas  77002
                            Telecopier No.: 713.659.6915
                            Telephone No.:  713.659.4811

                            LENDER:

WITNESSES:                  UNION BANK OF CALIFORNIA, N.A.



                            By:
------------------------       --------------------------------------------
Printed Name:               Name:
                            Title:


------------------------
Printed Name:


                            By:
                               --------------------------------------------
                            Name:
                            Title:

                            Address for Notices:
                            Energy Capital Services - Dallas Office
                            500 N. Akard, Suite 4200
                            Dallas, Texas  75201
                            Telecopier No.: 214.922.4209
                            Telephone No.:  214.922.4200

                            SUBORDINATED
                            CREDITOR:

WITNESS:                    AQUILA ENERGY CAPITAL CORPORATION



                            By:
------------------------       --------------------------------------------
Printed Name:               Name:
                            Title:


------------------------    Address for Notices:
Printed Name:               909 Fannin, Suite 1850
                            Two Houston Center
                            Houston, Texas  77010-1007
                            Telecopier No.:
                                             -------------------------------
                            Telephone No.:
                                             -------------------------------

                                 BORROWER:

WITNESSES:                       ATP OIL & GAS CORPORATION


                                 By:    /s/ T. Paul Bulmahn
------------------------------      -----------------------
Printed Name:  Hoang Vu          Name:  T. Paul Bulmahn
                                 Title: President


------------------------------   Address for Notices:
Printed Name:  Denise Birdsall   4600 Post Oak Place
                                 Suite 200
                                 Houston, Texas  77027
                                 Telecopier No.: 713.622.5101
                                 Telephone No.:  713.622.3311

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


LA. On this _____________ day of July, 2001, before me appeared Betsy Jocher to me personally known, who, being by me duly sworn (or affirmed) did say that she is the Vice President of BNP PARIBAS, a financial institution organized under the laws of France, and that the instrument was signed in behalf of the financial institution by authority of its Board of Directors (or trustees) and that he/she acknowledged the instrument to be the free act and deed of the financial institution, and that the financial institution has no seal.

TX. This instrument was acknowledged before me this ____ day of July, 2001 by Betsy Jocher, the Vice President of BNP PARIBAS, on behalf of said financial institution.

     In witness whereof I hereunto set my hand and official seal.

     NOTARIAL SEAL:
                                           ____________________________________
                                           Notary Public

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


LA. On this _____________ day of July, 2001, before me appeared Larry Robinson to me personally known, who, being by me duly sworn (or affirmed) did say that he is the Vice President of BNP PARIBAS, a financial institution organized under the laws of France, and that the instrument was signed in behalf of the financial institution by authority of its Board of Directors (or trustees) and that he/she acknowledged the instrument to be the free act and deed of the financial institution, and that the financial institution has no seal.

TX. This instrument was acknowledged before me this ____ day of July, 2001 by Larry Robinson, the Vice President of BNP PARIBAS, on behalf of said corporation.

     In witness whereof I hereunto set my hand and official seal.

     NOTARIAL SEAL:
                                           ____________________________________
                                           Notary Public

STATE OF TEXAS           (S)
                         (S)
COUNTY OF ___________    (S)

LA. On this _____________ day of July, 2001, before me appeared ________________________ to me personally known, who, being by me duly sworn (or affirmed) did say that he/she is the _______________________ of UNION BANK OF CALIFORNIA, N.A., a national banking association and that the instrument was signed in behalf of the national banking association by authority of its Board of Directors (or trustees) and that he/she acknowledged the instrument to be the free act and deed of the national banking association, and that the national banking association has no seal.

TX. This instrument was acknowledged before me this ____ day of July, 2001 by ______________________, the __________________________ of UNION BANK OF
     CALIFORNIA, N.A., on behalf of said national banking association.

     In witness whereof I hereunto set my hand and official seal.

     NOTARIAL SEAL:

                                           ____________________________________
                                           Notary Public

STATE OF TEXAS           (S)
                         (S)
COUNTY OF ___________    (S)

LA. On this _____________ day of July, 2001, before me appeared ________________________ to me personally known, who, being by me duly sworn (or affirmed) did say that he/she is the _______________________ of UNION BANK OF CALIFORNIA, N.A., a national banking association and that the instrument was signed in behalf of the national banking association by authority of its Board of Directors (or trustees) and that he/she acknowledged the instrument to be the free act and deed of the national banking association, and that the national banking association has no seal.

TX. This instrument was acknowledged before me this ____ day of July, 2001 by ______________________, the __________________________ of UNION BANK OF
     CALIFORNIA, N.A., on behalf of said national banking association.

     In witness whereof I hereunto set my hand and official seal.

     NOTARIAL SEAL:
                                           ____________________________________
                                           Notary Public

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


LA. On this _____________ day of July, 2001, before me appeared ________________________ to me personally known, who, being by me duly sworn (or affirmed) did say that he/she is the _______________________ of AQUILA ENERGY CAPITAL CORPORATION, a Delaware corporation, and that the instrument was signed in behalf of the corporation by authority of its Board of Directors (or trustees) and that he/she acknowledged the instrument to be the free act and deed of the corporation, and that the corporation has no seal.

TX. This instrument was acknowledged before me this ____ day of July, 2001 by ______________________, the _____________________ of AQUILA ENERGY CAPITAL
     CORPORATION, on behalf of said corporation.

     In witness whereof I hereunto set my hand and official seal.

     NOTARIAL SEAL:

                                           ____________________________________
                                           Notary Public

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


LA. On this _____________ day of July, 2001, before me appeared T. Paul Bulmahn to me personally known, who, being by me duly sworn (or affirmed) did say that he is the President of ATP OIL & GAS CORPORATION, a Texas corporation and that the instrument was signed in behalf of the corporation by authority of its Board of Directors (or trustees) and that he/she acknowledged the instrument to be the free act and deed of the corporation, and that the corporation has no seal.

TX.  This instrument was acknowledged before me this ____ day of July, 2001 by
     T. Paul Bulmahn, the President of ATP OIL & GAS CORPORATION, on behalf of said corporation.

     In witness whereof I hereunto set my hand and official seal.

     NOTARIAL SEAL:
                                           ____________________________________
                                           Notary Public

                            SCHEDULE I

     Act of Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement dated as of April 27, 2001, from ATP Oil & Gas Corporation covering oil and gas properties and filed in the following parishes and jurisdictions:

             JURISDICTION                                      FILE NO.                              DATE FILED
---------------------------------------------------------------------------------------------------------------------
Minerals Management Service                                                                                   4/27/01
---------------------------------------------------------------------------------------------------------------------
Cameron Parish, LA                       #269902                                                              4/27/01
---------------------------------------------------------------------------------------------------------------------
Iberia Parish, LA                        #01-4776; Mortgage Book A834 and Conveyance Book 1216                4/27/01
---------------------------------------------------------------------------------------------------------------------
Jefferson Parish, LA                     M.O.B. 3999, folio 858                                               4/27/01
---------------------------------------------------------------------------------------------------------------------
LaFourche Parish, LA                     #892142; Mortgage Book 886                                           4/30/01
---------------------------------------------------------------------------------------------------------------------
Plaquemines Parish, LA                   Mortgage Book 315, folio 970 (Inst #190) Conveyance                  4/27/01
                                         Book 999, folio 1 (Inst #1)
---------------------------------------------------------------------------------------------------------------------
St. Mary Parish, LA                      #245,015; Mortgage Book 870, folio 396                               4/30/01
---------------------------------------------------------------------------------------------------------------------
Terrebonne Parish, LA                    #1094148; Mortgage Book 1355 and Conveyance Book 1732                4/27/01
---------------------------------------------------------------------------------------------------------------------
Vermilion Parish, LA                     #20104384 Mortgage and Conveyance Books                              4/27/01
---------------------------------------------------------------------------------------------------------------------

     Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement dated as of April 27, 2001, from ATP Oil & Gas Corporation covering oil and gas properties and filed in the following parishes and jurisdictions, as supplemented, amended, restated or otherwise modified from time to time:

             JURISDICTION                                      FILE NO.                              DATE FILED
---------------------------------------------------------------------------------------------------------------------
Minerals Management Service                                                                                   4/27/01
---------------------------------------------------------------------------------------------------------------------
Calhoun County, TX                       #68121; Volume 276; Page 640                                         4/30/01
---------------------------------------------------------------------------------------------------------------------
Galveston County, TX                     #2001020514 (Film Code #015-55-0524) Official                        4/30/01
                                         Public Records
---------------------------------------------------------------------------------------------------------------------
Jefferson County, TX                     #2001014925                                                          4/27/01
                                         Official Public Records
---------------------------------------------------------------------------------------------------------------------
Matagorda County, TX                     #012820; Volume 616, Page 598                                        4/27/01
                                         Official Records
---------------------------------------------------------------------------------------------------------------------
Orange County, TX                        #222556, Volume 1228, Page 708 Official Public                       4/27/01
                                         Records
---------------------------------------------------------------------------------------------------------------------
Brazoria County, TX                      Clerk's File No. 01 032594                                           7/23/01
---------------------------------------------------------------------------------------------------------------------